PG&E Corporation 8-K

Exhibit 99.1

Wolfe Research Utilities, Midstream & Clean Energy Conference 2024 October 1, 2024 Delivering For Customers AND Investors 1

Forward-Looking Statements

This presentation contains statements regarding PG&E Corporation's and Pacific Gas and Electric Company's (the "Utility") future performance, including expectations, objectives, and forecasts about rate base growth, capital expenditures, cost savings, and customer bills. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with:

- wildfires that have occurred or may occur in the Utility's service area, including the extent of the Utility's liability in connection with the 2019 Kincade fire, the 2021 Dixie fire, the 2022 Mosquito fire, and future wildfires;
- the Utility's ability to recover wildfire-related costs, including costs for the 2021 Dixie fire, from the Wildfire Fund (including the Utility's maintenance of a valid safety certificate and whether the Wildfire Fund has sufficient remaining funds) and through the WEMA and FERC TO rate cases;
- the Utility's implementation of its wildfire mitigation programs, including PSPS, EPSS, situational awareness and response, the undergrounding initiative, and the programs' effectiveness;
- the Utility's ability to safely and reliably operate, maintain, construct, and decommission its facilities;
- changes in the electric power and natural gas industries driven by technological advancements and a decarbonized economy;
- a cyber incident, cybersecurity breach, or physical attack;
- severe weather events, extended drought, and climate change, particularly their impact on the likelihood and severity of wildfires;
- the impact of legislative and regulatory developments, including those regarding wildfires, the environment, California's clean energy goals, the nuclear industry, extended operations at Diablo Canyon nuclear power plant, regulation of utilities' transactions with their affiliates, municipalization, privacy, and taxes;
- the timing and outcome of FERC and CPUC proceedings, including regarding ratemaking, cost recovery, and other matters;
- the outcome of self-reports, agency compliance reports, investigations, or other enforcement actions;
- PG&E Corporation and the Utility's substantial indebtedness, which may adversely affect their financial health and limit their operating flexibility;
- the timing and outcome of PG&E Corporation's and the Utility's litigation, including securities class action claims, and wildfire-related litigation;
- the Utility's ability to manage its costs effectively, timely recover costs through rates, and achieve projected savings and the extent of excess unrecoverable costs;
- the tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an "ownership change" that limits certain tax attributes;
- the impact of growing distributed and renewable generation resources, and changing customer demand for its natural gas and electric services; and
- the other factors disclosed in PG&E Corporation's and the Utility's joint Annual Report on Form 10-K for the year ended December 31, 2023, their joint Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the "Form 10-Q"), and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC's website at www.sec.gov.

Undefined, capitalized terms have the meanings set forth in the Form 10-Q. Unless otherwise indicated, the statements in this presentation are made as of October 1, 2024. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation's and the Utility's joint Current Report on Form 8-K that was furnished to the SEC on October 1, 2024, and is also available on PG&E Corporation's website at www.pgecorp.com.

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3 …Delivering For Customers AND Investors PG&E Power Pyramid… Physical and Financial Safety Decarbonized Energy System Affordable and Resilient Energy

4 AB 1054 I n California… Exhibit E: PG&E Corporation's 2020 and 2021 Earnings Guidance Protections Offered Under AB 1054 …Offers Sector - Leading Financial Protection ▪ Liquidity available as soon as claims paid exceed $1B 2 ▪ Wildfire Fund with $21B claims paying capacity (sized to last 20 years) ▪ Received 1 st monthly reimbursement for 2021 Dixie Fire on 9/27 Liquidity Available when needed ▪ Utility conduct presumed prudent ▪ Can apply for recovery of claims above insurance but below $1B ▪ Self - insurance began in 2023 Cost Recovery Improved prudency standard 1 Reimbursement Maximum liability capped ▪ If found prudent: Wildfire Fund reimbursement not required ▪ If found imprudent: reimburse Wildfire Fund ▪ Obligation is capped at 20% of electric T&D equity rate base on a 3 Year rolling basis (~$4.1B) 3 Physical Risk Reduction Drives Financial Protections 1 Physical Risk Mitigations 2 Approved Wildfire Mitigation Plan (WMP) 3 Wildfire Safety Certification Endnotes are included in the Appendix

5 Subtotal Enablers O&M cost reduction (non - fuel) 2 Electric load growth 3 Other (including efficient financing) 4 Customer Capital Investment Customer Bills: At or Below Assumed Inflation Our Simple, Affordable Model… 2% 1% - 3% 2% ~9% 5% - 7% 2% - 4% PLAN 1 …Strong Existing Plan, Can Be Amplified 2% - 3% 2% - 4% 2% 9% - 10% 6% - 9% 1% - 3% 2% - 3% 2% - 4% 2% 9% - 10% 6% - 9% 1% - 3% OPPORTUNITY 1 Endnotes are included in the Appendix 1% - 3%

Appendix 1: Presentation Endnotes

Slide titles are hyperlinks

Slide 4: AB 1054 In California

1. Prior to the enactment of AB 1054, utilities bore the burden of proving that their conduct was reasonable in order to obtain recovery of costs through rates. AB 1054 changed the standard so that the conduct of a utility is deemed reasonable unless a party to the proceeding creates a serious doubt as to the reasonableness of the utility's conduct. Reasonable conduct is not limited to the optimum practice, method, or act to the exclusion of others, but rather encompasses a spectrum of possible practices, methods, or acts consistent with utility system needs, the interest of the ratepayers, and the requirements of governmental agencies of competent jurisdiction.
2. For fires in any calendar year.
3. Cap does not apply if Utility found to have acted with conscious or willful disregard of the rights and safety of others. Amount reflects 2024 electric transmission and distribution equity rate base.

Slide 5: Our Simple, Affordable Model

1. These numbers are illustrative approximations and should not be interpreted as a guarantee of future performance.
2. The Utility's cost reduction strategies include increased efficiency and waste elimination driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to improve its capital-to-expense ratio, and an improved organizational design. Factors that may cause the Utility's actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 2% reduction calculated based on the prior year's operating and maintenance costs, excluding non-core items; balancing account deferrals; redeployment above base plan; property taxes; write-offs for canceled work and the aborted Pacific Generation transaction; and certain state-mandated programs where the Utility's role is to facilitate achieving public policy goals regarding energy efficiency, the cost of which the Utility recovers. Reductions available for redeployment.
3. Expected drivers of forecasted electric load growth include electric vehicle adoption, data centers, and building electrification.
4. Factors that may cause the Utility's actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation's or the Utility's credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; its use of self-insurance for wildfire liability insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation's and the Utility's ability to obtain efficient tax treatment.

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